Contact:
Jennifer Chelune
Investor Relations Manager
734) 997-4910
jennifer.chelune@proquest.com

PROQUEST ANNOUNCES NYSE WILL SUSPEND TRADING IN ITS SHARES

Delisting of the Company's Shares from the NYSE Is Pending Applicable Procedures

ANN ARBOR, Mich., March 21, 2007 - ProQuest Company (NYSE: PQE, "the Company"), a publisher of education materials and provider of education solutions in the K-12 market, today reported that it has been advised by the New York Stock Exchange (NYSE) that the NYSE expects to suspend trading in the Company's shares prior to the opening of trading on March 28, 2007. The NYSE is suspending trading because the Company now anticipates it will not file its Annual Report on Form 10-K for fiscal year 2005 (2005 10-K) with the Securities and Exchange Commission (SEC) by April 2, 2007 and is therefore not in compliance with NYSE Rule 802.01E. The NYSE stated that an application to the SEC to delist the Company's shares from the NYSE is pending the completion of applicable procedures.

The Company's common stock is expected to be quoted on the Pink Sheets, an electronic quotation service for securities traded over-the-counter, effective with the opening of business on March 28, 2007 with no interruption of trading in its shares.

The Company has completed a significant amount of work on its restatement. However, KPMG's ongoing audit of prior periods is not complete and there can be no assurance that additional issues will not be identified. As a result, the Company now expects that it will file its 2005 10-K including its restated consolidated financial statements, in the second quarter of 2007.

About ProQuest Company

ProQuest Company is based in Ann Arbor, Michigan, and is a publisher of education materials and provider of education solutions serving the K-12 market. Through its Education product lines, which include Voyager Expanded Learning, ExploreLearning and LearningPage, the company is a leading provider of K-12 curriculum products, in-school core reading programs, reading and math intervention programs, and professional development programs for school districts throughout the United States.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, the results of our pending restatement process, or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to the company's ability to successfully conclude the review and restatement of its financial results, the discovery of additional restatement items, litigation, loss of key personnel, success of ongoing product development, maintaining acceptable margins, ability to control costs, changes in customer demands or industry standards, the ability to successfully attract and retain customers, the ability to sell additional products to existing customers and win new business from new customers, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational and education technology funding, the impact of federal, state and local regulatory requirements on ProQuest's business, the impact on the company's stock price and trading volume as a result of the company's common stock being traded over-the-counter, the impact of competition and the uncertainty of economic conditions in general, financial market performance, and other risks listed under "Risk Factors" in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward- looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," "projects," "intends," "prospects," "priorities," or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. The company undertakes no obligation to update any of these statements.

###